EXTENSION AGREEMENT

                          dated as of February 18, 2000

                                      among

                          DOLLAR THRIFTY FUNDING CORP.,

                         CERTAIN FINANCIAL INSTITUTIONS,

                            as the Liquidity Lenders

                                       and

                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,

                               as Liquidity Agent

                               EXTENSION AGREEMENT

         THIS EXTENSION AGREEMENT (this "Agreement") dated as of February 18, 2000, is entered into among Dollar Thrifty Funding Corp., an Oklahoma corporation ("DTFC"), the undersigned financial institutions (the "Liquidity Lenders"), Credit Suisse First Boston, New York Branch, a Swiss banking corporation ("Liquidity Agent"), The Chase Manhattan Bank, not as a party but as Syndication Agent, and The Bank of Nova Scotia, not as a party but as Document Agent.

                                    RECITALS:

         A. The undersigned are parties to that certain Liquidity Agreement dated as of March 4, 1998, among DTFC, the Liquidity Lenders, the Liquidity Agent and The Chase Manhattan Bank, not as a party but as Syndication Agent, as subsequently amended by (i) Amendment No. 1 to Liquidity Agreement dated as of March 4, 1999, and (ii) Amendment No. 2 to Liquidity Agreement dated as of October 20, 1999 (as amended to the date hereof, the "Liquidity Agreement"); and

         B. The undersigned desire to extend the Scheduled Liquidity Commitment Termination Date from March 2, 2000 to February 28, 2001.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List annexed to the Liquidity Agreement as Annex A, as such Definitions List has heretofore been or may hereafter be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

     2. Extension. Pursuant to Section 3.5 of the Liquidity Agreement, the Scheduled Liquidity Commitment Termination Date is hereby extended until February 28, 2001.

     3. Condition to Effectiveness. The effectiveness of this Agreement shall be conditioned upon the effectiveness of that certain Amendment No. 3 to Liquidity Agreement dated as of the date hereof among DTFC, the financial institutions parties thereto, and the Liquidity Agent.

     4. Continuing Accuracy of Representations and Warranties. The representations and warranties of DTFC in each of the CP Program Documents to which DTFC is a party are true and correct (in all material respects to the extent such representations and warranties do not incorporate a materiality limitation on their terms) on the date of this Agreement as though made on and as of the date of this Agreement.

     5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


                         [SIGNATURES ON FOLLOWING PAGES]

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the day and year first above written.

                               DTFC:

                               DOLLAR THRIFTY FUNDING CORP.,
                                 an Oklahoma corporation

                               By: _____________________________________
                                 Pamela S. Peck

                                 Vice President

                                LIQUIDITY AGENT:

                               CREDIT SUISSE FIRST BOSTON, NEW YORK
                               BRANCH, a Swiss banking corporation

                               By: _____________________________________
                                        Name: __________________________
                                        Title: _________________________

                               By: _____________________________________
                                        Name: __________________________
                                        Title: _________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$75,000,000                    CREDIT SUISSE FIRST BOSTON, NEW YORK
                               BRANCH, a Swiss banking corporation


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$65,000,000                    THE CHASE MANHATTAN BANK


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$50,000,000                    ING (U.S.) CAPITAL, LLC


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$70,000,000                    THE BANK OF NOVA SCOTIA


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$50,000,000                    ABN AMRO BANK N.V.


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$40,000,000                    CREDIT INDUSTRIEL ET COMMERCIAL


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$40,000,000                    DRESDNER BANK AG, NEW YORK AND
                               GRAND CAYMAN BRANCHES

                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$25,000,000                    FLEET NATIONAL BANK


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:


$25,000,000                    BBL INTERNATIONAL (U.K.) LTD


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$30,000,000                    BANK OF MONTREAL


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$50,000,000                    BANK ONE, TEXAS N.A.


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$30,000,000                    BAYERISCHE LANDESBANK GIROZENTRALE,
                               NEW YORK BRANCH

                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$25,000,000                    COMERICA BANK


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$25,000,000                    MORGAN GUARANTY TRUST COMPANY OF
                               NEW YORK


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$50,000,000                    DEUTSCHE BANK AG, NEW YORK A/O
                               CAYMAN ISLANDS BRANCHES

                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$25,000,000                    KBC BANK


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________

LIQUIDITY COMMITMENT:          LIQUIDITY LENDER:

$25,000,000                    WELLS FARGO BANK


                               By: ________________________________________
                                        Name: _____________________________
                                        Title: ____________________________